 EXHIBIT (j)(6)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Susan A. Pickar and Alexander D. Hudson, or any one of them, each with full power of substitution and resubstitution, her attorney-in fact and agent, for such person and in such person’s names, place and stead, in any and all capacities, to sign Post-Effective Amendments to the Plan Investment Fund, Inc. Registration Statement, Registration No. 002-99584, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of the date indicated below.

/s/ Lori C. Hair	April 20, 2022
Signature	Date

Name: Lori C. Hair

Title: Trustee of Plan Investment Fund, Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Susan A. Pickar and Alexander D. Hudson, or any one of them, each with full power of substitution and resubstitution, her attorney-in fact and agent, for such person and in such person’s names, place and stead, in any and all capacities, to sign Post-Effective Amendments to the Plan Investment Fund, Inc. Registration Statement, Registration No. 002-99584, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date indicated below.

/s/ Juan A. Lopez, Jr.	April 14, 2022
Signature	Date

Name: Juan A. Lopez, Jr.

Title: Trustee of Plan Investment Fund, Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Susan A. Pickar and Alexander D. Hudson, or any one of them, each with full power of substitution and resubstitution, her attorney-in fact and agent, for such person and in such person’s names, place and stead, in any and all capacities, to sign Post-Effective Amendments to the Plan Investment Fund, Inc. Registration Statement, Registration No. 002-99584, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date indicated below.

/s/ Mitch W. Perry	April 14, 2022
Signature	Date

Name: Mitch W. Perry

Title: Trustee of Plan Investment Fund, Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Susan A. Pickar and Alexander D. Hudson, or any one of them, each with full power of substitution and resubstitution, her attorney-in fact and agent, for such person and in such person’s names, place and stead, in any and all capacities, to sign Post-Effective Amendments to the Plan Investment Fund, Inc. Registration Statement, Registration No. 002-99584, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of the date indicated below.

/s/ Susan A. Pickar	April 22, 2022
Signature	Date

Name: Susan A. Pickar

Title: Trustee of Plan Investment Fund, Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Susan A. Pickar and Alexander D. Hudson, or any one of them, each with full power of substitution and resubstitution, her attorney-in fact and agent, for such person and in such person’s names, place and stead, in any and all capacities, to sign Post-Effective Amendments to the Plan Investment Fund, Inc. Registration Statement, Registration No. 002-99584, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date indicated below.

/s/ Saurabh Tripathi	April 14, 2022
Signature	Date

Name: Saurabh Tripathi

Title: Trustee of Plan Investment Fund, Inc.